N-2	Oct. 17, 2025
Cover [Abstract]
Entity Central Index Key	0001872371
Amendment Flag	false
Document Type	424B3
Entity Registrant Name	OAKTREE STRATEGIC CREDIT FUND
General Description of Registrant [Abstract]
Risk Factors [Table Text Block]
Risk Factor Amendments
:
The paragraph under “
Brookfield will have the right to appoint a majority of Oaktree’s board of directors, which could give rise to conflicts of interest or magnify existing conflicts of interest
” on page 79 of the Prospectus is hereby replaced as follows:
In 2019, Brookfield acquired a majority economic interest in BOH, an indirect controlling parent of Oaktree. As part of the 2019 transaction, after an initial period of up to seven years from the date of the transaction closing, Brookfield would have had the right to appoint a majority of Oaktree’s board of directors and assume control of Oaktree’s business if it chose to do so. In addition, on October 13, 2025, Oaktree and Brookfield announced that they have agreed on a proposed transaction whereby Brookfield will acquire the approximately 26% interest in Oaktree that it does not already own such that, upon completion of the proposed transaction, Brookfield will own 100% of Oaktree. The transaction is expected to close in the first quarter of 2026. If Brookfield exercises the right to appoint a majority of Oaktree’s board of directors or if it chooses to assume control of Oaktree’s business this could give rise to conflicts of interest or magnify existing conflicts of interest. See “Potential Conflicts of Interest-Conflicts Relating to Acquisition of BOH by Brookfield” for a discussion of these conflicts.